October 2025 THIRD QUARTER 2025 Nasdaq: LNKB ir.linkbancorp.com

IMPORTANT INFORMATION / DISCLAIMERS LINKBANCORP, Inc. (Nasdaq: LNKB) (“LINKBANCORP” or the “Company”) is the parent company of LINKBANK (the “Bank”). On March 31, 2025, the Bank successfully completed the sale of its banking operations and branches in New Jersey, including related loans and deposits (the "Branch Sale"). The transaction involved the transfer of three branch locations, $87 million of deposits, and $105 million in loans. Under the terms of the purchase and assumption agreement, deposits were sold at a 7% premium and loans were sold at par, resulting in an after-tax gain, net of transaction costs, of $8.7 million. Financial data for the most recent quarter (“MRQ”) and last twelve months (“LTM”) is for periods ended September 30, 2025. Market-pricing data is as of October 24, 2025 (Source: S&P Capital IQ Pro). Forward looking statements: This presentation may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of current or historical fact and involve substantial risks and uncertainties. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions can be used to identify forward-looking statements. Such statements are subject to factors that could cause actual results to differ materially from anticipated results. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements include, but are not limited to the following: costs or difficulties associated with newly developed or acquired operations; changes in general economic trends, including inflation, tariffs and changes in interest rates; increased competition; changes in consumer demand for financial services; our ability to control costs and expenses; adverse developments in borrower industries and, in particular, declines in real estate values; changes in and compliance with federal and state laws that regulate our business and capital levels; our ability to raise capital as needed; and the effects of any cybersecurity breaches. The Company does not undertake, and specifically disclaims, any obligation to publicly revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law. Accordingly, you should not place undue reliance on forward-looking statements. Disclosures regarding non-GAAP financial information: To the extent that supplemental Company or Bank financial metrics presented herein are not financial measures under generally accepted accounting principles (“GAAP”), these non-GAAP metrics will be reconciled with comparable GAAP measures in the appendix to this presentation. Management may use non-GAAP measures in the analysis of the performance of the Company or the Bank, and they should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP.

Organized in 2018 with acquisition and recapitalization of distressed Stonebridge Bank High quality talent, strong culture & relationship-oriented business model Core focus on organic growth and improving profitability through operating leverage LNKB FINANCIAL HIGHLIGHTS1 Total Assets $3.12 B Market Capitalization $262.1 M Total Loans $2.46 B Dividend Yield 4.29% Total Deposits $2.67 B Insider Ownership 31.4% ROA (MRQ, annualized) 1.04% ROE (MRQ, annualized) 10.33% ROTCE2 (MRQ, annualized) 13.85% 1 Company data as of most recent quarter 9/30/25 (“MRQ”) end and market data as of October 24, 2025.      2 Refer to appendix for reconciliation of this non-GAAP financial measure to its comparable GAAP measures M&A HISTORY  MID-ATLANTIC GROWTH FRANCHISE ACQUIROR BANK TARGET BANKS TRANSACTION ANNOUNCE DATE TRANSACTION CLOSE DATE TARGET TOTAL ASSETS AT ANNOUNCE 1. 6/26/2018 10/5/2018 $58 M 2. 12/10/2020 9/18/2021 $437 M 3. 2/22/2023 11/30/2023 $1.6 B LINKBANK is a premier Mid-Atlantic community bank, serving clients throughout central and southeast Pennsylvania, Maryland, Delaware and Virginia.

SEASONED EXECUTIVE TEAM

20+ YEAR HISTORY OF WORKING TOGETHER IN THE MID ATLANTIC REGION

LINKBANCORP INC.



ANDREW SAMUEL - *CEO | LINKBANCORP & LINKBANK*

- Long track record of industry success
- Been involved in M&A of more than 10 companies with aggregate deal value surpassing $1.5 billion
- Successfully transitioned private community banks to public companies on NASDAQ
- Demonstrated track record of value creation: Waypoint Financial (PA), Tower Bancorp (PA), Sunshine Bancorp (FL)



DEE BONORA - *Chief Operations and Technology Officer | LINKBANCORP*

- Strong background in bank operations, data management and systems architecture
- Record of value creation through efficiencies, bringing a wealth of technology and software engineering experience
- 30 years of technology experience in highly regulated industries also includes Orrstown Bank and Rite Aid Corp



CARL LUNDBLAD - *President | LINKBANCORP*

- 28 years of banking, legal and other executive experience
- Extensive bank executive experience overseeing M&A, strategy development, regulatory and governance matters
- Strong transaction and value creation history, overseeing sales of Tower Bancorp and Susquehanna Bancshares



KRISTOFER PAUL - *CFO | LINKBANCORP*

- 22 years of banking and financial services industry experience
- Oversaw financial reporting and accounting of various public companies, including Hersha Hospitality Trust and Tower Bancorp
- Involved in transactions totaling over $800M



BRENT SMITH - *President | LINKBANK*

- Consistent leader in growth initiatives with 20 years of banking experience
- Been involved in 10+ M&A transactions with an aggregate deal value of nearly $1 billion
- Led on transformational acquisitions, private placements, debt issuances and branch acquisitions



CATE EISEL - *Chief Risk Officer | LINKBANK*

- Over 10 years of risk management experience
- Served in a variety of roles with the FDIC including financial institution examiner, senior bank examination training specialist and supervisory training administrator



TIFFANIE HORTON - *Chief Credit Officer | LINKBANCORP*

- 21 years of bank credit administration and portfolio management experience also includes Susquehanna Bank, Sovereign Bank, and Waypoint Financial
- Experience in development and maintenance of commercial loan portfolios for more than 6 M&A transactions
- Named to Next 2021: Most Powerful Women in Banking by American Banker magazine

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OUR KEY ACCOMPLISHMENTS GROWTH IN TOTAL ASSETS ($ IN MILLIONS) 2018 - 2019 2020 2022 2021 2023 GNBF merger 2018 Closed acquisition of Stonebridge Bank - Total assets were $83.7 million JAN 2019 Completed $45.5 million common stock private placement FALL 2020 Raised $5.0 million common stock private placement and issued $20.0 million in subordinated debt SEPT 2021 Completed merger with GNBF 2021 YEAR END Total assets at Dec 31, 2021 were $932.8 million and the Company achieved $788,000 in quarterly net income SEPT 2022 Completed Initial Public Offering, raising net proceeds of $34.7 million APRIL 2022 Completed a $20.0 million sub debt capital raise JAN 2022 Hired Regional Presidents for the York/Lancaster & Delaware Valley Regions DEC 2020 Crossed over $400 million in total assets 2020 YEAR END Announced our strategic merger with GNBF YTD 20251 FEB 2023 Announced transformational merger with PTRS FEB 2023 Raised $10.0 million common stock private placement PTRS merger NOV 2023 Completed merger with PTRS 1 Measured as of September 30, 2025 2024 MAY 2024 Announced sale of New Jersey operations JUNE 2024 Consolidated 3 Client Solutions Centers 2024 YEAR END Achieved $26.2 million in annual net income and a return on assets of 0.94% March 2025 Completed sale of New Jersey operations resulting in an after tax, net of transaction fees, gain of $8.7 million September 2025 Crossed over $3 billion in total assets

Central to the LINKBANCORP culture and brand are the core “L-I-N-K” values, which support the mission of positively impacting lives. In pursuit of the mission, LINKBANCORP: Invests in the development of strong future leaders for the banking industry and our communities Contributes to economically and socially flourishing communities Seeks to demonstrate the continued viability of and integral role of community banking for our economic and social development Our well-defined brand reflects a purpose-driven, entrepreneurial and relational organization that is highly responsive to client needs and attracts best-in-class bank professionals. Our focus on culture and brand supports: Enhanced productivity Lower employee turnover Consistent brand experience High customer loyalty DIFFERENTIATED BRAND & CULTURE The LINKBANCORP corporate culture is a differentiating factor in the Company’s demonstrated growth and ability to gain market share.

MARKET FOCUS: PENNSYLVANIA BRENT SMITH Market Leader & LINKBANK President Joined LINKBANK at its 2018 inception. More than 15 years of Pennsylvania banking experience and two decades in the industry. Eight Pennsylvania client solution centers and two loan production offices to service our valued clients. High-growth regions, such as the Delaware Valley suburbs of Philadelphia, complement stable, diverse Central Pennsylvania communities.  Highly experienced middle-market commercial lending and underwriting teams manage a growing portfolio, with particular strength in serving multi-generational businesses and entrepreneurs in a wide range of industries, professional services firms, health care providers, and commercial real estate owners and operators. 1 Does not include brokered deposits or professional services deposits. 2 Does not include purchase accounting. Market includes the following counties: Cumberland, Dauphin, Schuylkill, Chester, Lancaster, Northumberland and York.

MARKET FOCUS: MARYLAND & DELAWARE JOHN BREDA Maryland & Delaware Market CEO Joined LINKBANK through merger with Partners, where he served as President & CEO, including its subsidiary The Bank of Delmarva. More than 30 years of Maryland and Delaware banking experience and 39 years of industry experience. Twelve Maryland and Delaware client solution centers and one loan production office. High-growth regions, including the Central Maryland Baltimore-Washington corridor and Annapolis, complement Delmar Peninsula communities. Highly experienced middle-market commercial lending and underwriting teams manage a growing portfolio, with particular strength in tourism, real estate development, hospitality and small family-owned businesses. Market includes the following counties: Sussex, Wicomico, Charles, Worcester, and Anne Arundel 8 1 Does not include brokered deposits or professional services deposits. 2 Does not include purchase accounting.

MARKET FOCUS: VIRGINIA ADAM NALLS Virginia Market CEO DAVID TALEBIAN Virginia Market President LOANS* Four Virginia client solution centers High-growth regions, including Fairfax County and the Washington metropolitan area of Northern Virginia, complement growing, diverse Fredericksburg-area communities. Highly experienced middle-market commercial lending and underwriting teams manage a growing portfolio, with particular strength in government contracting, professional services, industry, medical, and technology. DEPOSITS Joined LINKBANK through the merger with Partners subsidiary Virginia Partners Bank. They each have more than 15 years of Virginia banking experience and almost two decades in the industry. Market includes the following counties: Fredericksburg (City), Spotsylvania and Fairfax 1 Does not include brokered deposits or professional services deposits. 2 Does not include purchase accounting.

EXECUTING A BRANCH-LITE STRATEGY

LINKBANCORP INC.

EXECUTING ESTABLISHED STRATEGY TO MAINTAIN A BRANCH-LITE MODEL THAT TAKES FULL ADVANTAGE OF:

- LINKBANCORP's organic growth engine, strategically located regional Client Solutions Centers with no teller lines and 3-4 FTEs supported by innovative technology

AT THE END OF Q3 2025, LINKBANCORP:

- Maintained 24 client solutions centers, following the opening of a full-service client solutions center in Annapolis, MD in February of 2025, enhancing growth initiatives and capabilities in Central Maryland.
- Completed the sale of New Jersey operations at the end of Q1 2025, including three branches and associated loans and deposits.

ONGOING, LINKBANCORP INTENDS TO:

- Continuously evaluate its retail operations for opportunities to leverage and optimize efficiencies while maintaining its commitment to providing exceptional service to the customers and communities it serves.
- Target average deposits per client solutions center of greater than **$120 million**.



AVERAGE DEPOSITS PER CLIENT SOLUTION CENTER
($000s at Period End)
$88,959
$91,985
$90,405
$97,087
$99,225
$108,046
$120,000+
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Target

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THIRD QUARTER 2025 HIGHLIGHTS2 Net income equaled $7.84 million with adjusted pre-tax pre-provision net income of $11.02 million1. Annualized return on assets and return on tangible common equity were 1.04% and 13.85%1, respectively, for the third quarter. Tangible book value increased from $5.921 at June 30, 2025 to $6.151 at September 30, 2025 with book value per share increasing from $7.96 to $8.16, respectively. Total deposits were $2.67 billion at September 30, 2025 compared to $2.46 billion at June 30, 2025, representing an increase of $211.7 million. Average deposits also increased $159.4 million quarter over quarter to $2.50 billion for the quarter ended September 30, 2025. Total loans increased $100.4 million (16.90% annualized) over the quarter to $2.46 billion at September 30, 2025 compared to $2.36 billion at June 30, 2025. BALANCE SHEET INCOME STATEMENT $26.4 million in net interest income Noninterest income of $2.8 million Net income of $7.84 million Earnings per diluted share of $0.21 THIRD QUARTER 2025 $3.12 billion total assets $25.3 million allowance for credit losses on loans Total shareholders’ equity of $305.5 million 3.75% Net Interest Margin 1.04% Return on Assets 10.33% Return on Equity 13.85% Return on Tangible Common Equity1 $8.16 $6.15 BVPS TBVPS1 $0.21 Earnings per Diluted Share 1 See appendix for reconciliation of this non-GAAP financial measure to its comparable GAAP measure. 2 Balance Sheet comparison between September 30, 2025 and June 30, 2025 and comparisons between Q3 2025 and Q2 2025.

1 See appendix for reconciliation of this non-GAAP financial measure to its comparable GAAP measure. REVENUE & EARNINGS THIRD QUARTER 2025 Net Interest Income $26.4 million Net Income $7.84 million Noninterest Income $2.8 million Diluted EPS $0.21 GAAP Comparisons Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Net Income ($000s) 7,095 7,584 15,343 7,387 7,839 Diluted EPS ($) 0.19 0.20 0.41 0.20 0.21

THIRD QUARTER 2025 HIGHLIGHTS1 Net interest margin was 3.75% for the third quarter of 2025 compared to 3.80% for the second quarter of 2025. Net interest margin was impacted by strong growth in core deposits and timing on loan fundings, resulting in higher average cash for the quarter ending September 30, 2025. Yield on loans increased from 6.22% for second quarter of 2025 compared to 6.26% for the third quarter of 2025 while cost of deposits increased to 2.17% for the third quarter of 2025 compared to 2.14% for the second quarter of 2025. Interest income from purchase accounting accretion for the third quarter of 2025 was $71 thousand more than that recognized in the second quarter of 2025 and $636 thousand less than the third quarter of 2024. NET INTEREST MARGIN 1 Comparisons between Q3 2025 and Q2 2025

Noninterest income was $2.8 million in the third quarter of 2025 compared to $2.9 million in the second quarter of 2025, and $2.7 million in the third quarter of 2024. Noninterest income for Q1 2025 included a pre-tax gain of $11.1 million from the Branch Sale. Decrease in other noninterest income at September 30, 2025 compared to June 30, 2025 is primarily related to a small decrease in swap fee income. NONINTEREST INCOME 1 Excludes the pre-tax gain of $11.1 million from the Branch Sale in Q1 2025.

Noninterest expense was stable at $18.2 million in the third quarter of 2025 compared to $18.1 million in the second quarter of 2025. The incremental increase was primarily associated with an increase in health insurance costs. The efficiency ratio continues to decrease from 64.79% for the second quarter of 2025 to 62.25% for the third quarter of 2025. Disciplined expense management combined with strong asset growth led to a significant decrease in adjusted noninterest expense to average assets of 2.42% in the third quarter of 2025 compared to 2.57% in the second quarter of 2025. NONINTEREST EXPENSE 1 See appendix for reconciliation of this non-GAAP financial measure to its comparable GAAP measure. 1 1

THIRD QUARTER 2025 DEPOSIT TRENDS 24.0% of total deposits are noninterest bearing deposits. Total deposits were $2.67 billion at September 30, 2025 compared to $2.46 billion at June 30, 2025. Year-to-date, total deposits have increased $329.66 million1 or 18.75% annualized, adjusting for the impact of the Branch Sale and change in brokered deposits. Brokered deposits were $75.0 million at September 30, 2025 and June 30, 2025 compared to $103.6 million at December 31, 2024. The strong deposit growth has enabled the Company to fund loan growth with core deposits. VALUABLE CORE DEPOSIT FRANCHISE 2 Excludes deposits held for sale at December 31, 2024. 1 See Appendix for Reconciliation to Total Deposit growth adjusting for the Branch Sale and change in brokered deposits. NEARLY 50% OF TOTAL DEPOSITS HELD IN DEMAND (CHECKING) ACCOUNTS PTRS merger

THIRD QUARTER 2025 LOAN PORTFOLIO TRENDS Average yield on loans of 6.26%, inclusive of purchase accounting. Loan growth had exceptional contribution from all core markets (PA, MD, and VA). Total commercial loan commitments for the third quarter of 2025 were $235.9 million with funded balances of $177.4 million.  Average commercial loan commitment originated during the third quarter of 2025 totaled approximately $1.2 million with the average outstanding funded balance of $924 thousand. IN-MARKET, WELL-BALANCED LOAN PORTFOLIO (2) Does not include purchase accounting. REAL ESTATE PORTFOLIO: Well-balance real estate portfolio with no significant concentrations. Total office is approximately 9% of the entire loan portfolio. Approximately 82% of the office portfolio has personal guarantees. Typical property types are small office buildings in non-urban markets within the Bank’s footprint. (1) Includes consumer, agriculture, municipal, and other. 1

ASSET QUALITY 1 Charge offs at June 30, 2025 do not include the impact of a settlement of a purchase credit deteriorated loan that resulted in a net decrease to the allowance of $2.0 million, which was covered by a specific reserve established on this PCD loan at the time of acquisition.

Committed to a quarterly dividend of $0.075 per share of common stock through the merger with GNB Financial in 2021 Capital ratios anticipated to increase with earnings growth trajectory $193.9 million cash & cash equivalents at September 30, 2025 Total available funding of $1.44 billion at September 30, 2025 CAPITAL MANAGEMENT AND LIQUIDITY *Wholesale deposit capacity is calculated as 10% of total deposits, less current outstanding brokered 1 See appendix for reconciliation of this non-GAAP financial measure to its comparable GAAP measure. 1

Targeted loan growth of 9% – 11% for 2025, excluding impact of the Branch Sale Self-funding loan growth with organic deposit growth, with a targeted loan to deposit ratio of 90% - 95% Net Interest Margin expectation 3.80% - 3.85% for the full year 2025 Expecting 1.05% core operating ROA for full year 2025 (excluding impact of the Branch Sale) Targeting noninterest expense to average assets of 2.50% - 2.55% for full year 2025 Assume effective tax rate of 22% 2025 OUTLOOK

Strong alignment with shareholder returns – 31.4% insider ownership Disciplined underwriting & robust enterprise risk management Highly opportunistic M&A strategy with disciplined acquisition criteria Nimble and innovative tech operating platform focused on modular architecture and cloud-based infrastructure Focused organic growth strategy, uniquely positioned in the attractive and coveted mid-Atlantic market (Harrisburg > Philadelphia > Baltimore > D.C. corridor) Seasoned executive team, led by Andrew Samuel, has significant experience and success with building, operating and creating shareholder value in the markets of focus Strong funding franchise coupled with best-in-class loan growth engine implementing a branch-lite model INVESTMENT RATIONALE

THANK YOU!

CONTACT US: NICK WEST Director, Corporate Development IR@linkbancorp.com   |   (717) 678-7935

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NON-GAAP RECONCILIATION

NON-GAAP RECONCILIATION

NON-GAAP RECONCILIATION

NON-GAAP RECONCILIATION

NON-GAAP RECONCILIATION

NON-GAAP RECONCILIATION

NON-GAAP RECONCILIATION

NON-GAAP RECONCILIATION

LOAN & DEPOSIT GROWTH RECONCILIATION